Exhibit 10.37
SIXTH AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This Sixth Amendment to Second Amended and Restated Credit Agreement (this “Amendment”), dated as of December 23, 2009, is made by and among infoGROUP INC., a Delaware corporation, formerly known as infoUSA Inc. (the “Borrower”), the financial institutions party hereto in the capacity of a Lender (as defined in the Credit Agreement defined below), BANK OF AMERICA, N.A., successor in interest to LASALLE BANK NATIONAL ASSOCIATION and CITIBANK, N.A., formerly known as CITIBANK, F.S.B., as syndication agents (in such capacity, the “Syndication Agents”), BANK OF AMERICA, N.A., as documentation agent (in such capacity, the “Documentation Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as sole lead arranger, sole book runner and administrative agent (in such capacity, the “Administrative Agent”). This Amendment becomes effective as provided in Section 5 hereof.
Recitals
     The Borrower, the Administrative Agent, the Syndication Agents, the Documentation Agent and certain financial institutions (including those party hereto) are parties to that certain Second Amended and Restated Credit Agreement dated as of February 14, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of March 16, 2007, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 16, 2007, that certain Third Amendment to Second Amended and Restated Credit Agreement and Waiver of Default dated as of March 26, 2008, that certain Fourth Amendment to Second Amended and Restated Credit Agreement and Waiver of Default dated as of June 27, 2008, and that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of March 23, 2009 (as so amended and together with all further amendments, supplements, modifications and restatements from time to time thereof the “Credit Agreement”). Capitalized terms used in these Recitals have the meanings given in the Credit Agreement.
     The Borrower has requested that the Administrative Agent, the Syndication Agents, the Documentation Agent and the Lenders amend the Consolidated Net Worth covenant. The Administrative Agent, the Syndication Agents, the Documentation Agent and the Lenders are willing to grant the Borrower’s request on the terms and conditions set forth herein.
     ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:
     1. Definitions. All terms used in this Amendment that are defined in the Credit Agreement and not otherwise defined herein have the meanings given them in the Credit Agreement.
     2. Consolidated Net Worth. Section 10.9 of the Credit Agreement is amended to read as follows:
     Section 10.9 Consolidated Net Worth. The Borrower will not permit the Consolidated Net Worth as of the end of any fiscal quarter of the Borrower to be less than the sum of (a) 80% of Consolidated Net Worth as of December 31, 2005, plus (b) an amount equal to 50% of positive Consolidated Net Income earned in each fiscal quarter ending after December 31, 2005, less (c) for any fiscal quarter ending after September 30, 2009 in which Consolidated Net Income is less than zero and non-cash impairment charges to goodwill, intangible assets and/or long-lived assets occurred, an amount equal to the lesser of (i) the absolute value of such non-cash impairment charges or (ii) the absolute value of Consolidated Net Income for such quarter, plus (d) an amount equal to 100% of the aggregate increases in shareholders’ equity of the Companies after the Closing Date by reason of the issuance and sale of capital stock of the Borrower for cash consideration (including upon any conversion of debt securities of the Borrower into such capital stock).
     3. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement remain in full force and effect.

     4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) The Borrower has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment, and to perform this Amendment and the Credit Agreement as amended hereby. This Amendment has been duly and validly executed and delivered to the Administrative Agent, the Syndication Agents, the Documentation Agent and the Lenders by the Borrower, and this Amendment, and the Credit Agreement as amended hereby, constitute the Borrower’s legal, valid and binding obligations enforceable in accordance with their terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.
     (b) The execution, delivery and performance by the Borrower of this Amendment, and the performance of the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate the Borrower’s articles of incorporation or bylaws or any provision of any law, rule, regulation or order presently in effect having applicability to the Borrower, or (iii) result in a breach of or constitute a default under any indenture or agreement to which the Borrower is a party or by which the Borrower is bound.
     (c) All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, are correct on and as of the date hereof as though made on and as of such date.
     5. Conditions. This Amendment becomes effective only if the Administrative Agent has received (or waived the receipt of) each of the following, in form and substance satisfactory to the Administrative Agent, on or before April 30, 2009 (or such later date as the Administrative Agent may agree to in writing):
     (a) this Amendment, duly executed by the Borrower and each of the Lenders below;
     (b) the Acknowledgment and Agreement of Guarantors attached hereto, duly executed by the Guarantors;
     (c) a certificate of an officer of the Borrower certifying (i) that the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement as amended hereby, have been duly approved by all necessary action of the board of directors of the Borrower, and attaching true and correct copies of the applicable resolutions granting such approval, (ii) that attached to such certificate are true and correct copies of the articles of incorporation and the bylaws of the Borrower, together with such copies, and (iii) the names of the officers of the Borrower that are authorized to sign this Amendment, together with the true signatures of such officers;
     6. References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.
     7. No Waiver. The execution of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Administrative Agent and the Lenders, whether or not known to the Administrative Agent and the Lenders and whether or not existing on the date of this Amendment.
     8. Release. The Borrower and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Administrative Agent and the Lenders, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has
infoGroup Sixth Amendment to Second
Amended and Restated Credit Agreement

made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.
     9. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.
Signature pages follow
infoGroup Sixth Amendment to Second
Amended and Restated Credit Agreement

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

infoGROUP INC.
By:	/s/ Thomas W. Oberdorf
	Name:	Thomas W. Oberdorf
	Title:	Chief Financial Officer

(Signature Page to infoGroup Sixth Amendment
to Second Amended and Restated Credit Agreement)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By:	/s/ Joseph G. Colianni
	Name:	Joseph G. Colianni
	Title:	Senior Vice President

(Signature Page to infoGroup Sixth Amendment
to Second Amended and Restated Credit Agreement)

BANK OF AMERICA, N.A., as Co-Syndication Agent, Documentation Agent and a Lender
By:	/s/ Steven K. Kessler
	Name:	Steven K. Kessler
	Title:	Senior Vice President

(Signature Page to infoGroup Sixth Amendment
to Second Amended and Restated Credit Agreement)

FIRST BANK
By:	/s/ Brenda J. Laux
	Name:	Brenda J. Laux
	Title:	Executive Vice President

(Signature Page to infoGroup Sixth Amendment
to Second Amended and Restated Credit Agreement)

FIRST NATIONAL BANK OF OMAHA
By:	/s/ Donald L. Erikson
	Name:	Donald L. Erikson
	Title:	Vice President

(Signature Page to infoGroup Sixth Amendment
to Second Amended and Restated Credit Agreement)

U.S. BANK, NATIONAL ASSOCIATION
By:	/s/ Joseph T. Sullivan, III
	Name:	Joseph T. Sullivan, III
	Title:	Vice President

(Signature Page to infoGroup Sixth Amendment
to Second Amended and Restated Credit Agreement)

THE NORTHERN TRUST COMPANY
By:	/s/ William R. Kopp
	Name:	William R. Kopp
	Title:	Vice President

(Signature Page to infoGroup Sixth Amendment
to Second Amended and Restated Credit Agreement)

PPM SHADOW CREEK FUNDING LLC
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

(Signature Page to infoGroup Sixth Amendment
to Second Amended and Restated Credit Agreement)

SERVES 2006-1, Ltd.
By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
	Name: Title:	David C. Wagner Managing Director

(Signature Page to infoGroup Sixth Amendment
to Second Amended and Restated Credit Agreement)

PPM GRAYHAWK CLO, LTD.
By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
	Name: Title:	David C. Wagner Managing Director

(Signature Page to infoGroup Sixth Amendment
to Second Amended and Restated Credit Agreement)

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS
dated as of December 23, 2009
     Each of the undersigned, a guarantor of the indebtedness of infoGROUP INC., a Delaware corporation formerly known as infoUSA Inc. (the “Borrower”), to the financial institutions from time to time a party in the capacity of a lender (in such capacity, the “Lenders” and each a “Lender”) to that certain Second Amended and Restated Credit Agreement, dated as of February 14, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of March 16, 2007, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 16, 2007, that certain Third Amendment to Second Amended and Restated Credit Agreement and Waiver of Default dated as of March 26, 2008, that certain Fourth Amendment to Second Amended and Restated Credit Agreement and Waiver of Default dated as of June 27, 2008 and that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of March 23, 2009 (as so amended, the “Credit Agreement”), by and among the Borrower, BANK OF AMERICA, N.A., successor in interest to LASALLE BANK NATIONAL ASSOCIATION, and CITIBANK, F.S.B., as syndication agents (in such capacity, the “Syndication Agents”), BANK OF AMERICA, N.A., as documentation agent (in such capacity, the “Documentation Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as sole lead arranger, sole book runner and administrative agent (in such capacity, the “Administrative Agent”), pursuant to an Amended and Restated Subsidiaries Guaranty dated as of February 14, 2006 (as so amended, the “Guaranty”), hereby (i) acknowledges receipt of that certain Sixth Amendment to Second Amended and Restated Credit Agreement (the “Sixth Amendment”) dated as of the date hereof among the Borrower, various financial institutions, the Syndication Agents, the Documentation Agent and the Administrative Agent; (ii) consents to the terms and execution thereof; (iii) reaffirms its obligations to the Administrative Agent pursuant to the terms of the Guaranty and acknowledges that all indebtedness arising under the Credit Agreement, as amended by the Sixth Amendment, whether evidenced by the Notes (as defined therein) or otherwise, constitute Guaranteed Obligations guaranteed by the Guaranty, and that all such indebtedness and all obligations of the undersigned under the Guaranty, including but not limited to those obligations relating to the indebtedness arising under the Credit Agreement, as amended, constitute Obligations secured by the Amended And Restated Security Agreement dated as of February 14, 2006, by the Borrower and each of the undersigned in favor of the Administrative Agent as collateral agent; and (iv) acknowledge that the Lenders, the Syndication Agents, the Documentation Agent and the Administrative Agent may, with Borrower’s consent, amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of any of the undersigned and without impairing the liability of any of the undersigned under the Guaranty for all of the Borrower’s present and future indebtedness to the Lenders and the Administrative Agent.
Signature page follows

ADVANCED ANALYTICS, INC.,
ATLANTIC RESEARCH & CONSULTING, INC.,
CITY DIRECTORIES, INC.,
DIRECT MEDIA, INC.,
DIRECT MEDIA HOLDINGS, INC.,
DIRECT MEDIA, LLC.,
DIRECT MEDIA DATA SERVICES, LLC,
DONNELLEY MARKETING, INC.,
EDITH ROMAN HOLDINGS, INC.,
EXPRESS COPY, INC.,
GUIDELINE, INC.,
GUIDELINE CHICAGO, INC.,
GUIDELINE CONSULTING CORP.,
GUIDELINE RESEARCH CORP.,
HILL-DONNELLY CORPORATION,
INFOUSA MARKETING, INC.,
INFOUSA INC.,
INFOINTERNATIONAL INC.,
MILLARD GROUP, INC.,
ONESOURCE INFORMATION SERVICES, INC.,
OPINION RESEARCH CORPORATION,
OPINION RESEARCH NORTHWEST, INC.,
SALESGENIE.COM, INC.,
SIGNIA PARTNERS, INCORPORATED,
STOREFRONT IMAGES USA, INC.,
TGMVC CORPORATION,
TABLINE DATA SERVICES, INC.,
TTECH ACQUISITION CORP. (D/B/A TELTECH),
WASHINGTON RESEARCHERS, LTD.,
WALTER KARL, INC., and
YESMAIL, INC.
each as a Guarantor

By:	/s/ Thomas W. Oberdorf Name: Thomas W. Oberdorf
Title: Treasurer